FORM 8-K
                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934.


                 Date of Report:  April 30, 2003


                     INTERGRAPH CORPORATION
     (Exact name of registrant as specified in its charter)


                            DELAWARE
                    (State of Incorporation)

                     0-9722           63-0573222
                (Commission File     (IRS Employer
                     Number)     Identification Number)
           One Madison Industrial     35894-0001
                    Park              (Zip Code)
                   IW 2000
             Huntsville, Alabama
           (Address of principal
           executive offices)

                         (256) 730-2000
      (Registrant's telephone number, including area code)

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                        TABLE OF CONTENTS
                        -----------------
ITEM 9. REGULATION FD DISCLOSURE
--------------------------------
SIGNATURE
---------
PRESS RELEASE
-------------

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ITEM 9. REGULATION FD DISCLOSURE

     The following information is being furnished pursuant to
Item 12 "Results of Operations and Financial Conditions." On April 30, 2003, Intergraph Corporation issued a press release announcing its first quarter earnings results, the text of which is set forth in Exhibit 99.


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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERGRAPH CORPORATION

                                   By:/s/ LARRY J. LASTER
                                   ___________________________
                                   Name: Larry J. Laster
                                   Title: Executive Vice President
                                          and Chief Financial Officer

DATED: April 30, 2003

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